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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2003


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

          OREGON                      1-13159                 47-0255140
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
     of incorporation)                                     identification no.)


                ENRON BUILDING
               1400 SMITH STREET
                HOUSTON, TEXAS                                   77002
   (Address of principal executive offices)                    (Zip Code)


       Registrants' telephone number, including area code: (713) 853-6161

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ITEM 5.     OTHER EVENTS.

         On December 29, 2003, the Securities and Exchange Commission ("SEC") issued an order denying two applications filed by Enron Corp. (the "Company") seeking exemption as a public utility holding company under Sections 3(a)(1), 3(a)(3) and 3(a)(5) of the Public Utility Holding Company Act of 1935 ("PUHCA"). The SEC order found, relative to the application under Section 3(a)(1), that Enron's subsidiary, Portland General Electric Company ("PGE"), is not predominantly and substantially intrastate in character and does not carry on business substantially in a single state. Relative to the application under Sections 3(a)(3) and 3(a)(5), the SEC found that the Company was unable to establish that it is only incidentally a holding company and that it derives no material part of its income from an electric utility subsidiary.

         On December 31, 2003, the Company, Stephen Forbes Cooper, LLC and PGE Trust, an entity that may be formed in the future, filed an application under
Section 3(a)(4) of PUHCA. This application claims, for each of the applicants, an exemption as a public utility holding company based on the temporary nature of the applicants' current or proposed interest in PGE under the chapter 11 plan filed by the Company and certain of its subsidiaries. Under Section 3(c) of PUHCA, the Company and the other applicants are entitled to a temporary exemption from PUHCA until the SEC has acted on the Section 3(a)(4) application.

            FORWARD-LOOKING STATEMENTS.

         THIS FORM 8-K MAY CONTAIN STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATION AND, AS
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SUCH, ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACCORDINGLY, ACTUAL RESULTS
COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: VARIOUS REGULATORY ISSUES; THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS; RISKS INHERENT IN THE COMPANY'S CHAPTER 11 PROCESS, SUCH AS THE NON-CONFIRMATION OF THE THIRD AMENDED PLAN, NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE THIRD AMENDED PLAN'S EFFECTIVE DATE OR DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF SECURITIES OR OTHER ASSETS UNDER THE THIRD AMENDED PLAN; THE UNCERTAIN OUTCOMES OF ONGOING LITIGATION AND GOVERNMENTAL INVESTIGATIONS INVOLVING THE COMPANY'S OPERATING SUBSIDIARIES AND THE DEBTORS, INCLUDING THOSE INVOLVING FOREIGN REGULATORS AND THE U.S. CONGRESS, THE DEPARTMENT OF JUSTICE, THE SEC, THE DEPARTMENT OF LABOR, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA AND CONNECTICUT ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES; THE UNCERTAIN OUTCOMES OF NUMEROUS LAWSUITS AND CLAIMS; THE EFFECTS OF NEGATIVE PUBLICITY ON THE COMPANY'S OPERATING SUBSIDIARIES' BUSINESS OPPORTUNITIES; THE EFFECTS OF THE DEPARTURE OF PAST AND PRESENT EMPLOYEES OF THE DEBTORS; UNCERTAIN RESOLUTION OF SPECIAL PURPOSE ENTITY ISSUES; THE PRELIMINARY AND UNCERTAIN NATURE OF VALUATIONS AND ESTIMATES CONTAINED IN THE THIRD AMENDED PLAN; FINANCIAL AND OPERATING RESTRICTIONS THAT MAY BE IMPOSED ON AN OPERATING SUBSIDIARY OF THE COMPANY IF THE COMPANY IS REQUIRED TO REGISTER UNDER PUHCA; POTENTIAL ENVIRONMENTAL LIABILITIES; INCREASING COMPETITION AND OPERATIONAL HAZARDS FACED BY THE DEBTORS AND OPERATING SUBSIDIARIES OF THE COMPANY; THE POTENTIAL LACK OF A TRADING MARKET FOR THE SECURITIES DISTRIBUTED TO CREDITORS; UNCERTAINTIES CREATED BY THE LACK OF REPORTED INFORMATION FOR SECURITIES DISTRIBUTED TO CREDITORS AND THE LACK OF INDEPENDENT OPERATING HISTORY OF THE COMPANY'S OPERATING SUBSIDIARIES; ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS AFFECTING THE FINANCES AND OPERATIONS OF THE DEBTORS AND THE COMPANY'S OPERATING SUBSIDIARIES; AND THE UNCERTAIN TIMING, COSTS AND RECOVERY VALUES INVOLVED IN THE DEBTORS' EFFORTS TO RECOVER ACCOUNTS RECEIVABLE AND TO LIQUIDATE THE REMAINING ASSETS.

         AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON. THE COMPANY CONTINUES TO BELIEVE THAT THE EXISTING COMMON AND PREFERRED STOCK OF THE COMPANY HAVE NO VALUE. HOWEVER, THE THIRD AMENDED PLAN PROVIDES THE COMPANY'S STOCKHOLDERS WITH A CONTINGENT RIGHT TO RECEIVE RECOVERY IN THE VERY UNLIKELY EVENT THAT THE AGGREGATE VALUE OF THE COMPANY'S ASSETS EXCEEDS THE TOTAL AMOUNT OF ALLOWED CLAIMS.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENRON CORP.




Date:  December 31, 2003                 By:   /s/ Raymond M. Bowen, Jr.
                                               --------------------------
                                         Name:   Raymond M. Bowen, Jr.
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer